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                                    EXHIBIT 10.12

                               SUBORDINATION AGREEMENT



Lender:       Diversified Business Credit, Inc.
Creditor:     Circle F Ventures, LLC
Debtor:       IntraNet Solutions, Inc.
Date:         January 16, 1997

    WHEREAS, the Debtor (Debtor, including any corporation or other entity controlled by Debtor, controlling Debtor or under common control with Debtor shall hereinafter be referred to collectively as "Debtor") is now or hereafter may be indebted to the Lender on account of loans or other extensions of credit or financial accommodations from the Lender to Debtor, or to any other person under the guaranty or endorsement of the Debtor (all indebtedness of every type and description which the Debtor may now or at any time hereafter owe to the Lender, whether such indebtedness now exists or is hereafter created or incurred, whether such indebtedness is fixed or contingent, liquidated or unliquidated, is hereinafter collectively referred to as "Lender Indebtedness"); and

    WHEREAS, the Debtor is indebted to the Creditor in the amount of $750,000 evidenced by a Promissory Note dated of even date herewith (the "Promissory Note") a copy of which is attached hereto as Exhibit A;

    WHEREAS, the Lender is unwilling to continue the existing Lender Indebtedness or to make future loans or to continue to extend financial accommodations unless the Creditor executes this Debt Subordination Agreement;

    NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Creditor does hereby agree with Lender as follows:

    1. The payment of all Debtor's indebtedness of every type and description to Creditor now existing, including all of the indebtedness under the Promissory Note, (all such indebtedness being hereinafter collectively referred to as the "Subordinated Indebtedness") is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of all the Lender Indebtedness.

    2. The Creditor will not demand, receive or accept any principal payment from the Debtor in respect of the Subordinated Indebtedness, except that Creditor may receive regularly scheduled payments (but no prepayment) of principal as payable pursuant to the terms of the Promissory Note of even date herewith in the amount of $750,000, if at the time of payment Debtor is not in default in any respect of its then existing Lender Indebtedness. In addition, the Creditor will not demand, receive or accept any interest payment from the Debtor in respect of the Subordinated Indebtedness if at the time of payment the Debtor is in default in any respect on


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any of its then existing Lender Indebtedness.

     3. The Creditor hereby agrees that (regardless of any priority otherwise available to the undersigned by law or by agreement) any security interest which the Creditor may now hold or may at any time hereafter acquire in the following property of Debtor (the "Collateral"), namely:

     INVENTORY: All inventory of every type and description, now owned or hereafter acquired by Debtor, including inventory consisting of whole goods, spare parts or components, supplies or materials and inventory acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, or any other purpose, and wherever located.

     DOCUMENTS OF TITLE: All warehouse receipts, bills of lading and other documents of title of every type and description now owned or hereafter acquired by Debtor.

     RECEIVABLES: Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by Debtor or by some other person whose interest is subsequently transferred to Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens, security interests and guaranties) which Debtor may at any time have by law or agreement against any account debtor or other person obligated to make any such payment or against any property of such account debtor or other person; all contract rights, chattel papers, bonds, notes and other debt instruments, and all loans and obligations receivable, tax refunds and other rights to payment in the nature of general intangibles; all checking accounts, savings accounts and other depository accounts and all savings certificates and certificates of deposit maintained with or issued by any bank or other financial institution.

     EQUIPMENT AND FIXTURES: All equipment of every type and description now owned or hereafter acquired by Debtor, including (without limitation) all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by Debtor for any business or enterprise and including all goods that are or may be attached or affixed or otherwise become fixtures upon any real property.

     EQUITY SECURITIES: All stocks and other instruments, now owned or hereafter acquired by Debtor, evidencing an ownership interest in any partnership, corporation, entity or enterprise.

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together, in each case, with all proceeds thereof, is, shall be and shall remain fully subordinate for all purposes to any security interest now held or at any time hereafter granted to or acquired by you in any portion or all of the Collateral.

    4. In the event that the Creditor shall receive any payment on the Subordinated Indebtedness which the Creditor is not entitled to receive under the provisions of the foregoing Paragraph 2, the Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Creditor where necessary) for application on the then existing Lender Indebtedness (whether due or not due), in such manner of application as the Lender may deem appropriate.

    5. The Creditor will not exercise any collection rights as to any Collateral, will not take possession of or sell or dispose of any Collateral, and will not exercise or enforce any other right or remedy or commence any action or proceeding against the Debtor to recover all or any part of the unpaid principal amount of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceedings against the Debtor under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless and until the Lender Indebtedness has been paid in full; provided, however, nothing herein shall limit the right of the Creditor to file a proof of claim or claim in any bankruptcy, reorganization or similar proceeding.

    6. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets or liabilities of the Debtor, the Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Debtor in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Creditor where necessary) for application on the then existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until Lender Indebtedness has been paid in full. In the event that the Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Creditor, may take such action on behalf of the Creditor. For such limited purpose only, the Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Creditor with the right (but not the duty) to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, and to take such other proceedings in the Lender's own name or in the name of the Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Creditor will execute and deliver to the Lender such other and further powers of attorney or instruments as the Lender may request in order to accomplish the foregoing.

    7. The Creditor will cause all notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this


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Subordination Agreement.  The Creditor warrants that any purchaser or transferee of, or successor to the Creditor will be given written notice of the subordination effected hereby prior to the time of purchase, transfer or succession and that any such purchaser, transferee or successor will be in all respects subject to and bound by this Agreement.

    8. None of the provisions of this Subordination Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodation to the Debtor or any other person.

    9. This Subordination Agreement shall constitute a continuing agreement of subordination, and the Lender may continue, without notice to or consent by the Creditor, to make loans and extend other credit or financial accommodation to or for the account of the Debtor in reliance upon this Subordination Agreement until written notice of revocation of this Subordination Agreement shall have been received by the Lender from the Creditor. Any such notice of revocation shall not affect this Subordination Agreement in relation to any Lender Indebtedness then existing or created thereafter pursuant to any previous commitment of the Lender to the Debtor, or any extensions or renewals of any such Lender Indebtedness, and as to all such Lender Indebtedness and extensions or renewals thereof, this Subordination Agreement shall continue effective until the same have been fully paid with interest. For purposes of this Subordination Agreement, the Lender Indebtedness shall not be deemed to be paid in full if the Lender shall have established a line of credit in favor of the Debtor, whether or not the Lender shall have any obligation to make any advances or issue guaranties or letters of credit or make other financial accommodations thereunder, or if the Debtor shall have guaranteed the repayment of advances or other financial accommodations under such a line of credit in favor of another person.

    10. The Lender may, at any time, and from time to time, either before or after any such notice of revocation, without the consent of or notice to the Creditor, without incurring responsibility to the Creditor, and without impairing or releasing any of its rights or any of the obligations of the Creditor hereunder: (a) change the interest rate or change the amount of payment or extend the time of payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner; (b) sell, exchange, release or otherwise deal with all or any part of any property at any time securing payment of the Lender Indebtedness or any part thereof; (c) release anyone liable in any matter for the payment or collection of the Lender Indebtedness or any part thereof; (d) exercise or refrain from exercising any right against the Debtor or others (including the Creditor); and (e) apply any sums received by the Lender, by whomsoever paid and however realized, to Lender Indebtedness in such manner as the Lender shall deem appropriate.

    11. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Creditor to the Lender in any other respect at any other time.


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    12.  This Subordination Agreement and every part hereof shall be binding upon the Creditor and upon the heirs, legal representatives, successors and assigns of the Creditor from and after the date of its execution and delivery to the Lender irrespective of whether this or any similar agreement is executed by any other creditor of Debtor. This Subordination Agreement is enforceable by the Lender and each of its participants, successors and assigns. Notice of acceptance by the Lender of this Subordination Agreement or of reliance by the Lender upon the subordination herein contained is hereby waived by the Creditor.

    IN WITNESS WHEREOF, the Creditor has executed this Subordination Agreement as of the day and year first above written.

Dated:   January 16, 1997

                                       CIRCLE F VENTURES, LLC



                                       By  /s/ Hayden R. Fleming
                                          -------------------------
                                        Its President
                                           ------------------------









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    The undersigned, being the Debtor referred to in the foregoing
Subordination Agreement, hereby acknowledges receipt of a copy thereof and agrees to all of the terms and provisions thereof, and agrees to and with the Lender named therein that the undersigned will make no payment of the Subordinated Indebtedness therein described or consent to or participate in any act whatever which payment or act is in violation of any of the provisions of said Subordination Agreement. The undersigned hereby authorizes the Lender, without notice to the undersigned, to declare all of the Lender Indebtedness to be due and payable forthwith upon any violation of the undersigned of any of the provisions of the said Subordination Agreement.

                                       INTRANET SOLUTIONS, INC.


Dated: January 24, 1997                By   /s/ Robert F. Olson
                                         ----------------------------
                                          Its Chief Executive Officer
                                              -----------------------



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